UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 6, 2012

IGI LABORATORIES, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices) (Zip Code)

(856) 697-1441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2012, IGI Laboratories, Inc. and its subsidiaries, Igen, Inc. and IGI Labs, Inc. (called collectively, the “Company”), entered into a Loan and Security Agreement (the “Loan and Security Agreement”) with Square 1 Bank (the “Lender”) pursuant to which the Lender agreed to extend credit facilities to the Company (the “Financing”).

To secure payment of the amounts financed under the Loan and Security Agreement, the Company has granted to the Lender a continuing security interest in and against, generally, all of its tangible and intangible assets, except intellectual property.

Under the Loan and Security Agreement, the Company can request revolving loan advances under (a) the Formula Revolving Line and (b) the Non-Formula Revolving Line, and term loan advances under the term loans (each as further described in the Loan and Security Agreement attached as an exhibit hereto). The aggregate total borrowings under the facilities cannot exceed the total borrowing limit of $3,000,000 at any one time outstanding. Formula Revolving Line advances shall bear interest, on the outstanding balance thereof, at a variable rate equal to the greater of (A) 1.9% above the prime rate then in effect, and (B) 5.65%. Non-Formula Revolving Line advances shall bear interest, on the outstanding balance thereof, at a variable rate equal to the greater of (A) 2.15% above the prime rate then in effect, and (B) 5.9%. Term loan advances shall bear interest, on the outstanding balance thereof, at a variable rate equal to the greater of (A) 2.4% above the prime rate then in effect, and (B) 6.15%.

The term of the Formula Revolving Line and the Non-Formula Revolving Line is one year from the date of the Loan and Security Agreement and can be extended by mutual agreement of the parties. The term of the term loans is 42 months from the date of the Loan and Security Agreement, but term loan advances are available to the Company only until February 28, 2014.

In connection with the Financing, the Company paid in full its existing credit facility with Amzak Capital Management, LLC, and executed a Release and Termination Note and Credit Agreement with Amzak Capital Management, LLC to release the Company from any future obligations under the Credit Agreement executed on December 21, 2010 (the “Amzak Credit Facility”).

The foregoing is not a complete discussion of the Loan and Security Agreement and is qualified in its entirety by reference to the full text of the Loan and Security Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

See disclosure above concerning the termination of the Amzak Credit Facility.

Item 9.01. Financial Statements and Exhibits.

(d)

The following exhibits are furnished with this Current Report on Form 8-K:

10.1

Loan and Security Credit Agreement dated as of August 31, 2012 by and among IGI Laboratories, Inc., Igen, Inc. and IGI Labs, Inc. as Borrower and Square 1 Bank as Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: September 6, 2012	By:	/s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer